VANECK VECTORS® RETAIL ETF

Ticker: RTH®
Principal U.S. Listing Exchange: NYSE Arca, Inc.
SUMMARY PROSPECTUS
FEBRUARY 1, 2019

RTHSUM

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at http://www.vaneck.com/ library/etfs/. You can also get this information at no cost by calling 800.826.2333, or by sending an email request to info@vaneck.com. The Fund’s prospectus and statement of additional information, both dated February 1, 2019, as may be supplemented from time to time, are incorporated by reference into this summary prospectus.

INVESTMENT OBJECTIVE

VanEck Vectors® Retail ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the MVIS® US Listed Retail 25 Index (the “Retail Index”).

FUND FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.35%
Other Expenses	0.17%

Total Annual Fund Operating Expenses(a)	0.52%
Fee Waivers and Expense Reimbursement(a)	-0.17%

Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(a)	0.35%

(a)

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses) from exceeding 0.35% of the Fund’s average daily net assets per year until at least February 1, 2020. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same (except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES

1	$36
3	$150
5	$274
10	$636

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PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 16% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in securities that comprise the Fund’s benchmark index. To be initially eligible for the Retail Index, companies must generate at least 50% of their revenues from retail. Retail includes companies engaged primarily in retail distribution; wholesalers; online, direct mail and TV retailers; multi-line retailers; specialty retailers, such as apparel, automotive, computer and electronics, drug, home improvement and home furnishing retailers; and food and other staples retailers. Of the largest 50 stocks in the retail industry by full market capitalization, the top 25 by free-float market capitalization (i.e., includes only shares that are readily available for trading in the market) and three month average daily trading volume are included in the Retail Index. Such companies may include foreign companies that are listed on a U.S. exchange. As of December 31, 2018, the Retail Index included 25 securities of companies with a market capitalization range of between approximately $7.1 billion and $734.4 billion and a weighted average market capitalization of $215 billion. These amounts are subject to change. The Fund’s 80% investment policy is non-fundamental and may be changed without shareholder approval upon 60 days’ prior written notice to shareholders.

The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Retail Index by investing in a portfolio of securities that generally replicates the Retail Index. Unlike many investment companies that try to “beat” the performance of a benchmark index, the Fund does not try to “beat” the Retail Index and does not seek temporary defensive positions when markets decline or appear overvalued. Indexing may eliminate the chance that the Fund will substantially outperform the Retail Index but also may reduce some of the risks of active management, such as poor security selection.

The Fund is classified as a non-diversified fund under the Investment Company Act of 1940, as amended (the “1940 Act”) and, therefore, may invest a greater percentage of its assets in a particular issuer. The Fund may concentrate its investments in a particular industry or group of industries to the extent that the Retail Index concentrates in an industry or group of industries. As of September 30, 2018, the Fund was concentrated in the consumer discretionary sector, and each of the consumer staples and health care sectors represented a significant portion of the Fund.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund, each of which could significantly and adversely affect the value of an investment in the Fund.

Risk of Investing in Retail Companies. The Fund will be sensitive to, and its performance may depend to a greater extent on, the overall condition of the retail industry. Companies involved in retail may be affected by the performance of the domestic and international economy, interest rates, rates of inflation, exchange rates, competition, consumer confidence and reputational damage. The success of companies involved in retail depends heavily on disposable household income and consumer spending, and changes in demographics and consumer preferences can affect the success of retail companies. Certain retail companies have historically been subject to significant seasonal and quarterly variations. The success of retail companies may be strongly affected by fads, marketing campaigns and other factors affecting supply and demand, and a retail company’s success can be tied to its ability to anticipate changing consumer tastes. These companies may be subject to severe competition, which may have an adverse impact on their profitability.

Certain business segments of retail companies are highly cyclical, which may cause the operating results of such companies to vary significantly. Retail companies may be dependent on outside financing, which may be difficult to obtain. Many of these companies are dependent on third party suppliers and distribution systems. Retail companies may be unable to protect their intellectual property rights and may be liable for infringing the intellectual property rights of others. Changes in labor laws and other labor issues, such as increased labor costs, could adversely affect the financial performance of retail companies. If retail companies do not maintain the security of customer-related information, they could damage their reputations with customers, incur substantial costs and become subject to litigation, all of which could adversely affect the financial performance of such companies. The international operations of certain retail companies in expose them to risks associated with instability and changes in economic and political conditions, foreign currency fluctuations, changes in foreign regulations, tariffs and trade disputes and other risks inherent to international business. Some retail companies are engaged in other lines of business unrelated to retail, and they may experience problems with these lines of business which could adversely affect their

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operating results. The operating results of these companies may fluctuate as a result of these additional risks and events in the other lines of business. In addition, a company’s ability to engage in new activities may expose it to business risks with which it has less experience than it has with the business risks associated with its traditional businesses. Despite a company’s possible success in traditional retail activities, there can be no assurance that the other lines of business in which these companies are engaged will not have an adverse effect on a company’s business or financial condition.

Retail companies may also be exposed to online retail risk. Companies that operate in the online marketplace are subject to fluctuating consumer demand. Unlike traditional brick and mortar retailers, online marketplaces and retailers must assume shipping costs or pass such costs to consumers. Consumer access to price information for the same or similar products may cause companies that operate in the online marketplace to reduce profit margins in order to compete. Due to the nature of their business models, companies that operate in the online marketplace may also be subject to heightened cybersecurity risk, including the risk of theft or damage to vital hardware, software and information systems. The loss or public dissemination of sensitive customer information or other proprietary data may negatively affect the financial performance of such companies to a greater extent than traditional brick and mortar retailers. As a result of such companies being web-based and the fact that they process, store and transmit large amounts of data, including personal information, for their customers, failure to prevent or mitigate data loss or other security breaches, including breaches of vendors’ technology and systems, could expose companies that operate in the online marketplace or their customers to a risk of loss or misuse of such information, adversely affect their operating results, result in litigation or potential liability and otherwise harm their businesses.

Certain companies in which the Fund may invest are non-U.S. issuers whose securities are listed on U.S. exchanges. These securities involve risks beyond those associated with investments in U.S. securities, including greater market volatility, higher transactional costs, the possibility that the liquidity of such securities could be impaired because of future political and/or economic developments, taxation by foreign governments, political instability, the possibility that foreign governmental restrictions may be adopted which might adversely affect such securities and that the selection of such securities may be more difficult because there may be less publicly available information concerning such non-U.S. issuers or the accounting, auditing and financial reporting standards, practices and requirements applicable to non-U.S. issuers may differ from those applicable to U.S. issuers.

Equity Securities Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the markets in which the issuers of securities held by the Fund participate, or factors relating to specific issuers in which the Fund invests. Equity securities are subordinated to preferred securities and debt in a company’s capital structure with respect to priority in right to a share of corporate income, and therefore will be subject to greater dividend risk than preferred securities or debt instruments. In addition, while broad market measures of equity securities have historically generated higher average returns than fixed income securities, equity securities have generally also experienced significantly more volatility in those returns, although under certain market conditions fixed income securities may have comparable or greater price volatility.

Risk of Investing in the Consumer Discretionary Sector. The Fund will be sensitive to, and its performance may depend to a greater extent on, the overall condition of the consumer discretionary sector. Companies engaged in the consumer discretionary sector are subject to fluctuations in supply and demand. These companies may also be adversely affected by changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

Risk of Investing in the Consumer Staples Sector. The Fund will be sensitive to, and its performance may depend to a greater extent on, the overall condition of the consumer staples sector. Companies in the consumer staples sector may be adversely affected by changes in the worldwide economy, consumer spending, competition, demographics and consumer preferences, exploration and production spending.

Risk of Investing in the Health Care Sector. The Fund will be sensitive to, and its performance may depend to a greater extent on, the overall condition of the health care sector. Companies in the health care sector may be affected by extensive government regulation, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry innovation, changes in technologies and other market developments. Many health care companies are heavily dependent on patent protection and are subject to extensive litigation based on product liability and similar claims.

Risk of Investing in Depositary Receipts. The Fund may invest in depositary receipts which involve similar risks to those associated with investments in foreign securities. Depositary receipts are receipts listed on U.S. exchanges issued by banks or trust companies that entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. Investments in depositary receipts may be less liquid than the underlying shares in their primary trading market and, if not included in the Retail Index, may negatively affect the Fund’s ability to replicate the performance of the Retail Index.

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Issuer-Specific Changes Risk. The value of individual securities or particular types of securities in the Fund’s portfolio can be more volatile than the market as a whole and can perform differently from the value of the market as a whole, which may have a greater impact if the Fund’s portfolio is concentrated in a country, group of countries, region, market, industry, group of industries, sector or asset class. The value of securities of smaller issuers can be more volatile than that of larger issuers.

Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the securities market, including general economic conditions and sudden and unpredictable drops in value. An investment in the Fund may lose money.

Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures.

Index Tracking Risk. The Fund’s return may not match the return of the Retail Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Retail Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Retail Index, which are not factored into the return of the Retail Index. Transaction costs, including brokerage costs, will decrease the Fund’s net asset value (“NAV”) to the extent not offset by the transaction fee payable by an Authorized Participant (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Retail Index. Errors in the Retail Index data, the Retail Index computations and/or the construction of the Retail Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Retail Index provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. In addition, the Fund may not invest in certain securities included in the Retail Index, or invest in them in the exact proportions in which they are represented in the Retail Index. The Fund’s performance may also deviate from the return of the Retail Index due to legal restrictions or limitations, certain listing standards of the Fund’s listing exchange (the “Exchange”), a lack of liquidity on stock exchanges in which the securities trade, potential adverse tax consequences or other regulatory reasons (such as diversification requirements). The Fund may value certain of its investments and/or other assets based on fair value prices. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of the Retail Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the Retail Index. Changes to the composition of the Retail Index in connection with a rebalancing or reconstitution of the Retail Index may cause the Fund to experience increased volatility, during which time the Fund’s index tracking risk may be heightened.

Authorized Participant Concentration Risk. The Fund may have a limited number of financial institutions that act as APs, none of which are obligated to engage in creation and/or redemption transactions. To the extent that those APs exit the business, or are unable to or choose not to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem, there may be a significantly diminished trading market for Shares or Shares may trade like closed-end funds at a discount (or premium) to NAV and possibly face trading halts and/or de-listing. The AP concentration risk may be heightened in scenarios where APs have limited or diminished access to the capital required to post collateral.

No Guarantee of Active Trading Market. While Shares are listed on the Exchange, there can be no assurance that an active trading market for the Shares will be maintained. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, in times of market stress because market makers and APs may step away from making a market in the Shares and in executing creation and redemption orders, which could cause a material deviation in the Fund’s market price from its NAV.

Trading Issues. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Passive Management Risk. An investment in the Fund involves risks similar to those of investing in any fund invested in equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the Retail Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.

Fund Shares Trading, Premium/Discount Risk and Liquidity of Fund Shares. The market price of the Shares may fluctuate in response to the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The Adviser cannot predict whether Shares will trade above, below, or at their most recent NAV. Disruptions to creations and

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redemptions, the existence of market volatility or potential lack of an active trading market for Shares (including through a trading halt), as well as other factors, may result in Shares trading at a significant premium or discount to NAV or to the intraday value of the Fund’s holdings. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay significantly more or receive significantly less than the underlying value of the Shares that were bought or sold, or the shareholder may be unable to sell his or her Shares. Additionally, in stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. There are various methods by which investors can purchase and sell Shares. Investors should consult their financial intermediaries before purchasing or selling Shares of the Fund.

Non-Diversified Risk. The Fund is classified as a “non-diversified” fund under the 1940 Act. Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. Moreover, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds. The Fund may be particularly vulnerable to this risk because the Retail Index is comprised of securities of a limited number of companies.

Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent the Retail Index concentrates in a particular sector or sectors or industry or group of industries. To the extent that the Fund is concentrated in a particular sector or sectors or industry or group of industries, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on those sectors and/or industry or group of industries may negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.

PERFORMANCE

The bar chart that follows shows how the Fund performed for the calendar years shown. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one year, five year and since inception periods compared with the Fund’s benchmark index and a broad measure of market performance. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.vaneck.com.

Annual Total Returns (%)—Calendar Years

Best Quarter:	15.61%	4Q ’14
Worst Quarter:	-14.78%	4Q ’18

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Average Annual Total Returns for the Periods Ended December 31, 2018

The after-tax returns presented in the table below are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	Past One Year	Past Five Years	Since Inception (12/20/2011)

VanEck Vectors Retail ETF (return before taxes)	4.00%	10.62%	15.67%
VanEck Vectors Retail ETF (return after taxes on distributions)	3.74%	10.26%	15.26%
VanEck Vectors Retail ETF (return after taxes on distributions and sale of Fund Shares)	2.55%	8.41%	12.87%
MVIS US Listed Retail 25 Index (reflects no deduction for fees, expenses or taxes, except withholding taxes)	3.90%	10.48%	15.49%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	-4.38%	8.49%	12.86%

See “License Agreements and Disclaimers” for important information.

PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund

Peter H. Liao	Portfolio Manager	December 2011
Guo Hua (Jason) Jin	Portfolio Manager	February 2018

PURCHASE AND SALE OF FUND SHARES

The Fund issues and redeems Shares at NAV only in a large specified number of Shares each called a “Creation Unit,” or multiples thereof. A Creation Unit consists of 50,000 Shares.

Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers. Shares of the Fund are listed on the Exchange and because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than NAV (i.e., a “premium”) or less than NAV (i.e., a “discount”).

TAX INFORMATION

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

The Adviser and its related companies may pay broker-dealers or other financial intermediaries (such as a bank) for the sale of the Fund Shares and related services. These payments may create a conflict of interest by influencing your broker-dealer or other intermediary or its employees or associated persons to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

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800.826.2333
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(02/19)